June 7, 1999

                        DREYFUS GLOBAL BOND FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                              DATED APRIL 1, 1999

      On May 25, 1999, the Fund' s Board approved, subject to shareholder approval, a Sub-Investment Advisory Agreement ("Sub-Advisory Agreement") between Dreyfus and Pareto Partners with respect to the Fund. If approved, the Fund's management fee would remain the same and Dreyfus would compensate Pareto Partners for its services from the management fee Dreyfus receives from the Fund. Preliminary proxy materials have been filed with the Securities and Exchange Commission. A shareholder meeting to vote on the Sub-Advisory Agreement has been scheduled for September 17, 1999. Christine V. Downton, the Chief Investment Officer of Pareto Partners and currently an employee of Dreyfus, serves as the Fund's primary portfolio manager and would continue to serve in this capacity if the proposal is approved.

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